April 20, 2006

DREYFUS FIXED INCOME SECURITIES Dreyfus Mortgage Shares

SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 2006

The following information supersedes the primary portfolio manager information for Dreyfus Mortgage Shares in the section of the prospectus entitled “Management Arrangements – Investment Adviser”.

Robert Bayston is the primary portfolio manager of Dreyfus Mortgage Shares. Mr. Bayston has been a portfolio manager of the fund since January 2005 and has been employed by Dreyfus since September 2001. Mr. Bayston also is a portfolio manager responsible for TIPS and derivatives strategies with Standish Mellon. Mr. Bayston joined Standish Mellon in 1991.